                              Letter of Commitment
                                       To
                DNAPrint genomics, Inc. Scientific Advisory Board

Date:    _________________

        Please accept this letter as my commitment to DNAPrint genomics, Inc. (the
"Company") to act as a member of its Board of Directors (SAB).

        I hereby agree to serve as a member of the companies Board of Directors
(BOD). I understand and agree that my commitment to the Company may include, but is not limited to, the following items:

        a. From time to time, provide advice, consultation and/or assistance via telephone conversation.

        b. To attend an annual meeting of BOD members, if such a meeting is held.

        c. To assist the company in its management.

        I understand and agree that I will not at any time or in any manner, either directly or indirectly, divulge, disclose, or communicate in any manner any information that is proprietary to the Company. I will protect such information and treat it as strictly confidential. Upon termination of my position with the
Company as a member of its Scientific Advisory Board, I will return any and all records, notes, documentation and other items that I used, created, or controlled during the term of this Agreement. During my tenure, and for a period of two (2) years following the termination of the Board of Directors Contract, I will not directly or indirectly engage in any commercial business that competes directly with the Company.

        I understand and agree that the Scientific Advisory Board Contract will be a five (5) year agreement, and that the compensation for my services will be paid by the Company as follows:

        a. 50,000 1-year restricted common shares of the Company payable upon the first anniversary from the date of the Contract.

        b. 50,000 1-year restricted common shares of the Company payable upon the second anniversary from the date of the Contract.

        c. 50,000 1-year restricted common shares of the Company payable upon the third anniversary from the date of the Contract.

        d. 50,000 1-year restricted common shares of the Company payable upon the fourth anniversary from the date of the Contract.

        e. 50,000 1-year restricted common shares of the Company payable upon the fifth anniversary from the date of the Contract.

Signed:  __________________________   Date ____________     Printed:  ____________________

Signed. ___________________________   Date ____________     Printed  _____________________